The Dreyfus Fund

Incorporated

ANNUAL REPORT December 31, 2002






The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Financial Futures

                            14   Statement of Securities Sold Short

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               The Dreyfus Fund

                                                                   Incorporated

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for The Dreyfus Fund Incorporated, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Douglas D. Ramos, CFA, and Hilary R. Woods, CFA.

In 2002, investors witnessed the third consecutive year of negative returns for the U.S. stock market. Moreover, with the S&P 500 Index down dramatically since its peak in mid-2000, this bear market ranks as the worst since the 1970s. Virtually every industry group, capitalization range and investment style suffered losses in 2002, leaving investors few shelters from the storm. However, the market' s disappointing start to the 21st century may be good news for today' s growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and
investors    shun    stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, and Hilary R. Woods, CFA,  Portfolio Managers

How did The Dreyfus Fund Incorporated perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the fund's total return was -22.15% .(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -22.09%.(2)

We attribute the fund and market's performance to an unfavorable investment environment, in which stock prices fell in response to a weaker than expected economy, numerous corporate scandals and fears of war in Iraq. The fund performed roughly on par with its benchmark, with weaker than average returns in the technology and consumer staples areas, and better than average returns in the industrials, health care and energy groups.

What is the fund's investment approach?

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies, including, to a limited degree, those issued in initial public offerings. The fund may invest up to 20% of its assets in foreign securities.

In choosing stocks, the fund employs a "bottom-up" approach, primarily focusing on large-capitalization companies with strong positions in their industries and a catalyst that can trigger a price increase. The portfolio managers use fundamental analysis to create a broadly diversified core portfolio composed of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. The managers select stocks based on:

* VALUE, or how a stock is priced relative to its perceived intrinsic worth;

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*  GROWTH,  in  this case the sustainability or growth of earnings or cash flow;
and

* FINANCIAL PROFILE, which measures the financial health of the company.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns or as a part of a hedging strategy. The fund may also engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

What other factors influenced the fund's performance?

In 2002, stock prices came under pressure from a variety of sources, undermining investor confidence. These included allegations of malfeasance at several prominent U.S. corporations, uncertainties arising from the war on terrorism and conflict in the Middle East and concerns regarding the unexpectedly slow pace of
economic    recovery.

When the reporting period began, the fund had slightly greater exposure than its benchmark to technology stocks, reflecting expectations of stronger economic growth and a rebound in corporate capital spending. However, technology proved to be one of the market's weakest performing areas when customer demand failed to improve. Among technology holdings, the positive impact of relatively good stocks such as Dell Computer, was overwhelmed by disappointing performance from several other holdings, particularly semiconductor companies such as Micron Technology and Teradyne. Performance also suffered in the consumer staples area due to the fund' s emphasis on food and drug retailers, such as Safeway, that suffered from concerns regarding consumer spending and industry competition.


Despite these setbacks, the strength of our stock selection strategies in other areas helped the fund essentially perform in line with its benchmark for the reporting period as a whole. For example, the fund avoided many of the worst performers among industrial companies, focusing instead on relatively strong aerospace and defense contractors, such as Raytheon, which benefited from an increase in government military spending. In health care, returns benefited from an emphasis on generic drug makers, such as Teva Pharmaceuticals Industries and service providers such as WellPoint Health Networks, which were hurt by expiring patents and weak new product pipelines. Finally, in the energy area investments in independent oil and gas exploration companies, such as Ocean Energy, generated relatively strong returns due to firm natural gas and petroleum prices.

What is the fund's current strategy?

As of the end of the reporting period, our disciplined investment process led us to emphasize stocks that we believe are well-positioned for a gradually improving economy. We have found a relatively large number of such opportunities in the technology and materials and processing groups. Conversely, we have found relatively fewer stocks meeting our investment criteria in the consumer discretionary, utility and financial areas.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Exhibit A

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE DREYFUS FUND INCORPORATED ON 12/31/92 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 2002

COMMON STOCKS--98.1%                                                                            Shares                Value ($)
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--12.7%

AOL Time Warner                                                                                 870,000  (a)          11,397,000

Best Buy                                                                                        160,000  (a)           3,864,000

Carnival                                                                                        150,000  (b)           3,742,500

Clear Channel Communications                                                                    200,000  (a)           7,458,000

Comcast, Cl. A                                                                                  163,367  (a)           3,850,560

Comcast, Special Cl. A                                                                          225,000  (a,b)         5,082,750

Disney (Walt)                                                                                   455,000  (a)           7,421,050

Dollar Tree Stores                                                                              175,000  (a)           4,299,750

Federated Department Stores                                                                     150,000  (a)           4,314,000

Gap                                                                                             325,000                5,044,000

General Motors                                                                                  115,000  (b)           4,238,900

Home Depot                                                                                      250,000                5,990,000

Kohl's                                                                                           90,000  (a)           5,035,500

Lamar Advertising                                                                               225,000  (a)           7,571,250

Liberty Media, Cl. A                                                                            888,000  (a)           7,938,720

McDonald's                                                                                      400,000                6,432,000

Newell Rubbermaid                                                                               105,000                3,184,650

Omnicom Group                                                                                    75,000                4,845,000

SK Equity Fund, L.P. (Units)                                                                      8.515  (f)          17,596,373

Sears, Roebuck & Co.                                                                            160,000  (b)           3,832,000

Starwood Hotels & Resorts Worldwide                                                             140,000                3,323,600

Target                                                                                          165,000                4,950,000

Viacom, Cl. B                                                                                   230,000  (a)           9,374,800

Wal-Mart Stores                                                                                 535,000               27,022,850

                                                                                                                     167,809,253

CONSUMER STAPLES--8.7%

Anheuser-Busch Cos.                                                                             125,000                6,050,000

Coca-Cola                                                                                       405,000               17,747,100

Colgate-Palmolive                                                                                75,000                3,932,250

General Mills                                                                                    75,000                3,521,250

Gillette                                                                                        330,000               10,018,800

Hershey Foods                                                                                    50,000                3,372,000

Kellogg                                                                                          75,000                2,570,250

Kraft Foods                                                                                     190,000                7,396,700

PepsiCo                                                                                         375,000               15,832,500

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
--------------------------------------------------------------------------------

CONSUMER STAPLES (CONTINUED)

Philip Morris Cos.                                                                              425,000               17,225,250

Procter & Gamble                                                                                210,000               18,047,400

Safeway                                                                                         150,000  (a)           3,504,000

Walgreen                                                                                        200,000                5,838,000

                                                                                                                     115,055,500

ENERGY--6.7%

Anadarko Petroleum                                                                              170,000                8,143,000

Apache                                                                                           60,000                3,419,400

Baker Hughes                                                                                    250,000                8,047,500

Devon Energy                                                                                     85,000  (b)           3,901,500

EOG Resources                                                                                    90,000                3,592,800

Exxon Mobil                                                                                     900,000               31,446,000

Nabors Industries                                                                               130,000  (a)           4,585,100

Ocean Energy                                                                                    430,000                8,587,100

Schlumberger                                                                                    250,000               10,522,500

Transocean                                                                                      250,000                5,800,000

                                                                                                                      88,044,900

FINANCE--19.9%

American Express                                                                                516,000               18,240,600

American International Group                                                                    638,886               36,959,555

Bank One                                                                                        150,000                5,482,500

Bank of America                                                                                 200,000               13,914,000

Bank of New York                                                                                125,000                2,995,000

Citigroup                                                                                       894,000               31,459,860

Countrywide Financial                                                                           136,000                7,024,400

Federal Home Loan Mortage                                                                       160,000                9,448,000

Federal National Mortgage Assoication                                                           196,000               12,608,680

FleetBoston Financial                                                                           310,000                7,533,000

GE Investment Private Placement I, L.P. (Units)                                                   1.366  (f)           1,000,000

Goldman Sachs Group                                                                              48,000                3,268,800

Household International                                                                         205,000                5,701,050

J.P. Morgan Chase Bank                                                                          178,000                4,272,000

KeyCorp                                                                                         125,000                3,142,500

MBNA                                                                                            425,000                8,083,500

Marsh & McLennan Cos.                                                                           230,000               10,628,300


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
--------------------------------------------------------------------------------

FINANCE (CONTINUED)

Morgan Stanley                                                                                  349,000               13,932,080

National City                                                                                   155,000                4,234,600

SLM                                                                                              39,600                4,112,856

St. Paul Cos.                                                                                   203,900                6,942,795

Travelers Property Casualty, Cl. A                                                              675,786  (a)           9,900,265

Travelers Property Casualty, Cl. B                                                               55,034  (a)             806,248

U.S. Bancorp                                                                                    400,000                8,488,000

Wachovia                                                                                        225,000                8,199,000

Wells Fargo                                                                                     290,000               13,592,300

XL Capital, Cl. A                                                                               132,900               10,266,525

                                                                                                                     262,236,414

HEALTH CARE--14.5%

Abbott Laboratories                                                                             313,000               12,520,000

Amgen                                                                                           207,200  (a)          10,016,048

Anthem                                                                                           88,000  (a)           5,535,200

Bard (C.R.)                                                                                     117,000                6,786,000

Bristol-Myers Squibb                                                                            262,000                6,065,300

Galen Partners II, L.P. (Units)                                                                   2.020  (f)           1,766,619

HCA                                                                                             326,800               13,562,200

Johnson & Johnson                                                                               253,000               13,588,630

Eli Lilly & Co.                                                                                 158,800               10,083,800

Medtronic                                                                                       211,000                9,621,600

Merck & Co.                                                                                     414,000               23,436,540

Pfizer                                                                                        1,163,500               35,568,195

Pharmacia                                                                                       244,000               10,199,200

Teva Pharmaceutical Industries, ADR                                                             268,000               10,347,480

WellPoint Health Networks                                                                       186,000  (a)          13,235,760

Wyeth                                                                                           229,000                8,564,600

                                                                                                                     190,897,172

INDUSTRIALS--10.5%

Boeing                                                                                          273,000                9,006,270

Burlington Northern Santa Fe                                                                    125,000                3,251,250

Caterpillar                                                                                     100,000                4,572,000

Danaher                                                                                          80,000                5,256,000

Dover                                                                                           175,000                5,103,000

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
--------------------------------------------------------------------------------

INDUSTRIALS (CONTINUED)

Emerson Electric                                                                                115,000                5,847,750

First Data                                                                                      242,000                8,569,220

General Dynamics                                                                                 35,000                2,777,950

General Electric                                                                              1,625,000               39,568,750

Honeywell International                                                                         235,000                5,640,000

Illinois Tool Works                                                                              70,000                4,540,200

Norfolk Southern                                                                                166,000                3,318,340

Northrop Grumman                                                                                 80,000                7,760,000

Raytheon                                                                                        308,000                9,471,000

Tyco International                                                                              475,000                8,113,000

United Technologies                                                                             125,000                7,742,500

3M                                                                                               65,000                8,014,500

                                                                                                                     138,551,730

INFORMATION TECHNOLOGY--16.8%

Accenture, Cl. A                                                                                493,600  (a,b)         8,879,864

Altera                                                                                          295,600  (a)           3,647,704

Applied Materials                                                                               332,000  (a)           4,325,960

Cisco Systems                                                                                 1,156,003  (a)          15,143,640

Dell Computer                                                                                   721,000  (a)          19,279,540

EMC                                                                                             431,700  (a)           2,650,638

Hewlett-Packard                                                                                 705,645               12,249,997

Intel                                                                                         1,506,000               23,448,420

International Business Machines                                                                 334,000               25,885,000

Micron Technology                                                                               566,000  (a,b)         5,512,840

Microsoft                                                                                     1,161,000  (a)          60,023,700

Motorola                                                                                        756,000                6,539,400

Nokia Oyj, ADR                                                                                  382,000                5,921,000

Oracle                                                                                        1,177,800  (a)          12,720,240

Teradyne                                                                                        353,000  (a,b)         4,592,530

Texas Instruments                                                                               265,300                3,982,153

Veritas Software                                                                                402,000  (a)           6,279,240

                                                                                                                     221,081,866


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
--------------------------------------------------------------------------------

MATERIALS--4.0%

Air Products & Chemicals                                                                        115,000                4,916,250

Alcan                                                                                           100,000                2,952,000

Alcoa                                                                                           205,000                4,669,900

Barrick Gold                                                                                    320,000                4,931,200

BHP Billiton, ADR                                                                               450,000                5,175,000

duPont (E.I.) deNemours                                                                         180,000                7,632,000

International Paper                                                                              90,000                3,147,300

Phelps Dodge                                                                                    155,000  (a)           4,905,750

PPG Industries                                                                                  125,000  (a)           6,268,750

Weyerhaeuser                                                                                    150,000                7,381,500

                                                                                                                      51,979,650

TELECOMMUNICATION SERVICES--3.0%

BellSouth                                                                                       392,400               10,151,388

SBC Communications                                                                              760,288               20,611,407

Verizon Communications                                                                          215,000                8,331,250

                                                                                                                      39,094,045

UTILITIES--1.3%

Exelon                                                                                          145,000                7,651,650

Progress Energy                                                                                  98,000                4,248,300

TXU                                                                                             282,900                5,284,572

                                                                                                                      17,184,522

TOTAL COMMON STOCKS

   (cost $1,317,136,046)                                                                                           1,291,935,052
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--1.1%
--------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutonal Cash Advantage Fund                                                      4,656,000  (c)           4,656,000

Dreyfus Institutonal Cash Advantage Plus Fund                                                 4,656,000  (c)           4,656,000

Dreyfus Institutional Preferred Plus Money Market Fund                                        4,656,000  (c)           4,656,000

TOTAL OTHER INVESTMENTS

   (cost $13,968,000)                                                                                                 13,968,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

SHORT-TERM INVESTMENTS--.8%                                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.57%, 1/2/2003                                                                            1,000,000                1,000,000

   1.00%, 1/9/2003                                                                            1,205,000  (d)           1,204,747

   1.12%, 1/23/2003                                                                           5,905,000  (d,e)         5,901,161

   1.17%, 2/13/2003                                                                           3,008,000  (d,e)         3,004,060

TOTAL SHORT-TERM INVESTMENTS

   (cost $11,109,282)                                                                                                 11,109,968
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--1.3%                                                                   Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $17,140,500)                                                                        17,140,500               17,140,500
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,359,353,828)                                                          101.3%            1,334,153,520

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.3%)             (17,256,559)

NET ASSETS                                                                                       100.0%            1,316,896,961

(A) NON-INCOME PRODUCING

(B) ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT DECEMBER 31, 2002, THE TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $16,456,769 AND THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $17,140,500.

(C)  INVESTMENTS IN AFFILATED MONEY MARKET FUNDS--SEE NOTE 3(C).

(D) PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

(E)  PARTIALLY HELD BY BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.

(F) SECURITIES RESTRICTED AS TO PUBLIC RESALE. INVESTMENT IN RESTRICTED SECURITIES WITH AN AGGREGATE MARKET VALUE OF $20,362,992 REPRESENTING APPROXIMATELY 1.55% OF THE ASSETS (SEE BELOW).

                                                                                             Net

                                                         Acquisition      Purchase        Assets

Issuer                                                          Date     Price ($)*         (%)       Valuation ($)**
------------------------------------------------------------------------------------------------------------------------------------

GE Investment Private Placement
   Partners I, L.P. (Units)                          5/28/91-9/13/95     3,215,664         .08         732,064 per unit

Galen Partners II, L.P. (Units)                       1/28/93-1/3/97       874,564         .13         874,564 per unit

SK Equity Fund, L.P. (Units)                        12/6/92-10/30/96       946,303        1.34       2,066,515 per unit

*    AVERAGE COST.

**   THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF DIRECTORS.

SEE NOTES FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

December 31, 2002

                                                                   Market Value                                        Unrealized

                                                                     Covered by                                     (Depreciation)

                                            Contracts             Contracts ($)            Expiration            at 12/31/2002 ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              89                19,555,525            March 2003                   (280,049)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF SECURITIES SOLD SHORT

December 31, 2002


COMMON STOCKS                                                                                    Shares                Value ($)
--------------------------------------------------------------------------------

Teva Pharmaceutical, ADR
   (proceeds $10,004,585)                                                                       268,000                10,347,480

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                            Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
        See Statement of Investments
        (including securities loaned
        valued at $16,456,769)                      1,359,353,828  1,334,153,520

Cash                                                                    223,219

Receivable from brokers for proceeds
        on securities sold short                                      10,004,585

Dividends and interest receivable                                     1,851,143

Receivable for futures variation margin--Note 4                          31,150

Receivable for shares of Common Stock subscribed                          4,145

Prepaid expenses                                                         79,199

                                                                  1,346,346,961
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           888,105

Liability for securities loaned--Note 1(c)                           17,140,500

Payable for shares of Common Stock redeemed                             786,116

Securities sold short, at value (proceeds $10,004,585)

  --See Statement of Securities Sold Short                           10,347,480

Accrued expenses                                                        287,799

                                                                     29,450,000
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,316,896,961
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,423,687,369

Accumulated undistributed investment income--net                      2,220,724

Accumulated net realized gain (loss) on investments                (83,187,880)

Accumulated net unrealized appreciation (depreciation)

  on investments [including ($280,049) net unrealized

  (depreciation) on financial futures]                             (25,823,252)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,316,896,961
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $1 par value Common Stock authorized)        170,668,677

NET ASSET VALUE, offering and redemption price per share ($)               7.72

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $114,495 foreign taxes withheld at source)   22,490,655

Interest                                                               172,386

Income on securities lending                                            18,064

TOTAL INCOME                                                        22,681,105

EXPENSES:

Management fee--Note 3(a)                                           10,248,736

Shareholder servicing costs--Note 3(a)                               1,220,496

Custodian fees--Note 3(a)                                              114,138

Professional fees                                                      102,181

Prospectus and shareholders' reports                                    76,995

Directors' fees and expenses--Note 3(b)                                 56,809

Registration fees                                                       29,554

Loan commitment fees--Note 2                                            18,128

Miscellaneous                                                           71,581

TOTAL EXPENSES                                                      11,938,618

INVESTMENT INCOME--NET                                              10,742,487
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                               (50,919,847)

  Short sale transactions                                              350,653

Net realized gain (loss) on financial futures                     (14,928,015)

NET REALIZED GAIN (LOSS)                                          (65,497,209)

Net unrealized appreciation (depreciation) on investments

  [including ($272,099) net unrealized (depreciation) on financial
futures]                                                         (344,284,090)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (409,781,299)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (399,038,812)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                           -------------------------------------

                                                     2002               2001
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,742,487           12,419,827

Net realized gain (loss) on investments       (65,497,209)          (4,598,671)

Net unrealized appreciation
   (depreciation) on investments             (344,284,090)        (230,369,311)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (399,038,812)        (222,548,155)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net                  (10,768,412)          (11,457,466)

In excess of net realized gain on investments        --             (4,040,350)

TOTAL DIVIDENDS                              (10,768,412)          (15,497,816)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 156,553,781         471,724,789

Dividends reinvested                            9,034,442          13,070,018

Cost of shares redeemed                      (302,322,518)       (623,447,123)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (136,734,295)       (138,652,316)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (546,541,519)       (376,698,287)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,863,438,480        2,240,136,767

END OF PERIOD                               1,316,896,961        1,863,438,480

Undistributed investment income--net            2,220,724            2,246,649
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    16,643,433           44,277,731

Shares issued for dividends reinvested          1,098,812            1,326,107

Shares redeemed                               (33,553,807)         (59,147,225)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (15,811,562)         (13,543,387)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                  Year Ended December 31,
                                                          -------------------------------------------------------------------------

                                                          2002            2001              2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                    9.99           11.20             13.28             11.52             9.93

Investment Operations:

Investment income--net                                     .06(a)          .06(a)            .05(a)            .05(a)           .10

Net realized and unrealized

   gain (loss) on investments                            (2.27)          (1.19)            (1.92)             2.65             1.60

Total from Investment Operations                         (2.21)          (1.13)            (1.87)             2.70             1.70

Distributions:

Dividends from investment
   income--net                                            (.06)           (.06)             (.05)             (.06)            (.11)

Dividends from net realized
   gain on investments                                      --               --             (.11)             (.88)              --

Dividends in excess of net realized
   gain on investments                                      --            (.02)             (.05)               --               --

Total Distributions                                       (.06)           (.08)             (.21)             (.94)            (.11)

Net asset value, end of period                            7.72            9.99             11.20             13.28            11.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        (22.15)         (10.07)           (14.27)            24.07            17.15
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                      .76            .73                .71               .71              .73

Ratio of net investment income

   to average net assets                                   .68            .63                .42               .43              .82

Portfolio Turnover Rate                                  49.46          60.55              79.41             58.61           109.61
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,316,897      1,863,438          2,240,137         2,830,625        2,586,645

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

The Dreyfus Fund Incorporated (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $10,189 during the period ended December 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.


(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,220,724 accumulated capital losses $64,024,824 and unrealized depreciation $40,982,845. In addition, the fund had $4,003,463 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $5,906,587 of the carryover expires in fiscal 2009 and $58,118,237 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $10,768,412 and $11,457,466 and long-term capital gains $0 and $4,040,350.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002,
the    fund    did    not    borrow    under    the    Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.

The Agreement provides for an expense reimbursement from the Manager should the fund' s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund's average daily net assets for any full year. No expense reimbursement was required pursuant to the Agreement for the period ended December 31, 2002.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2002, the fund was charged $828,716 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2002, the fund was
charged    $114,138    pursuant    to    the    custody    agreement.


(B) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(C) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended December 31, 2002, the fund derived $597,612 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended December 31, 2002:

                                      Purchases ($)                 Sales ($)
--------------------------------------------------------------------------------

Long transactions                       752,306,509               900,813,585

Short sale transactions                   6,946,830                13,044,593

     TOTAL                              759,253,339               913,858,178

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at December 31, 2002, and their related market values and proceeds are set forth in Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2002 are set forth in the Statement of Financial Futures.

At December 31, 2002, the cost of investments for federal income tax purposes was $1,374,793,470; accordingly, accumulated net unrealized depreciation on investments was $40,639,950, consisting of $119,359,575 gross unrealized appreciation and $159,999,525 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors The Dreyfus Fund Incorporated

We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated, including the statements of investments, financial futures and securities sold short, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Fund Incorporated at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 11, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

Lucy Wilson Benson (75)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairman Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Whitney I. Gerard (68)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

Arthur A. Hartman (76)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barrings Management) and New Russia Fund

* Advisory Council Member to Barrings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

George L. Perry (68)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  AUGUST 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                                                           For More Information

                        The Dreyfus Fund Incorporated

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  026AR1202